Fourth Quarter 2013 Earnings Conference Call 20 November 2013 Exhibit 99.3 (Furnished herewith) 26

| 4th Quarter 2013 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 27

| 4th Quarter 2013 Earnings Conference Call 3 Fourth Quarter Overview (in millions of dollars except per share amounts) Q4 2013 Q4 2012 Change Net Sales and Revenues $9,451 $9,792 -3% Net Sales $8,624 $9,047 -5% Net Income Attributable to Deere & Company $807 $688 +17% Diluted EPS $2.11 $1.75 +21% 28

| 4th Quarter 2013 Earnings Conference Call 4 Fourth Quarter Overview Net Sales Equipment operations net sales: Down 5% in Q4 2013 vs. Q4 2012 Price realization: +4 points Currency translation: (2) points 29

JD Landscapes Agreement to Sell Majority Interest Deere will initially retain 40% equity interest and continue to participate in successful landscapes distribution business Assets held for sale at 31 October 2013: $505 million Invest Resources to Growing Our Core Businesses | 4th Quarter 2013 Earnings Conference Call 5 30

Acquisition of Bauer Built Manufacturing Investing in Global Growth Deere-Bauer Partnership Since 2002 Bauer manufactured co-branded planters 44 to 120 foot ultra-wide Largest planter available in the industry Predominantly North America market Acquisition Positions Deere to Capitalize on Growth Highly productive machines needed to feed the world Accelerates growth of planter business globally Enhances opportunity to serve large farms in key markets around the world Leverages global dealer network, manufacturing capabilities and management skills | 4th Quarter 2013 Earnings Conference Call 6 31

| 4th Quarter 2013 Earnings Conference Call 7 Worldwide Agriculture & Turf Fourth Quarter Overview *Q4 2013 operating profit impacted by: (in millions of dollars) Q4 2013 Q4 2012 Change Net Sales $7,102 $7,393 -4% Operating Profit* $996 $931 +7% Favorable Unfavorable Price Realization Foreign Currency Exchange Product Mix Shipment Volumes Impairment Charges 32

| 4th Quarter 2013 Earnings Conference Call 8 U.S. Farm Cash Receipts Source: 1998 – 2012: USDA 27 August 2013 2013F – 2014F: Deere & Company Forecast as of 20 November 2013 Projected total cash receipts remain at historically high levels 33

| 4th Quarter 2013 Earnings Conference Call 9 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA – 11 October 2013 Cotton Wheat Corn Soybeans 34

| 4th Quarter 2013 Earnings Conference Call 10 Deere & Company Forecast as of 20 November 2013 Economic Update EU 28 – Fiscal 2014 Short-term economic stress has diminished, but risks remain Only modest GDP growth expected Grain prices and farm income lower but to remain near long-term average Solid livestock margins Beef prices at historic highs Pork prices above long-term average Improved milk prices will support dairy farmers 35

| 4th Quarter 2013 Earnings Conference Call 11 Deere & Company Forecast as of 20 November 2013 Economic Update Other Selected Markets – Fiscal 2014 Commonwealth of Independent States (CIS) Import policies affecting combine sales in Russia, Kazakhstan and Belarus Late fall planting due to rains puts 2014 winter crop at risk Continuing restrictions, increased collateral requirements & interest rates impacting credit availability China Subsidies expected to be supportive of agriculture Government focus on productivity, product quality, and increased farmer income India Ag sector growth expected very favorable 2013 monsoon season Government focus on mechanization 36

| 4th Quarter 2013 Earnings Conference Call 12 Gross Value of Agricultural Production Brazil Source: Actual: MAPA (Brazilian Ministry of Agriculture), October 2013 2013F – 2014F: Deere & Company Forecast as of 20 November 2013 Gross Value of Agricultural Production* * In Brazilian Real Expected to increase ~ 3% in 2014 over prior season 2012 Mix by Crop 37

| 4th Quarter 2013 Earnings Conference Call 13 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2014 Deere & Company Forecast as of 20 November 2013 Forecast U.S. and Canada Ag Down 5-10% EU 28 Ag Down ~ 5% South America Ag (Tractors and Combines) Down 5-10% CIS Countries Ag Down slightly Asia Ag Up slightly U.S. and Canada Turf and Utility Equipment Up ~ 5% 38

| 4th Quarter 2013 Earnings Conference Call 14 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2014 Forecast Net sales: Down ~ 6% JD Landscapes: ~ (4) points Deere & Company Forecast as of 20 November 2013 39

| 4th Quarter 2013 Earnings Conference Call 15 Worldwide Construction & Forestry Fourth Quarter Overview (in millions of dollars) Q4 2013 Q4 2012 Change Net Sales $1,522 $1,654 -8% Operating Profit* $118 $120 -2% *Q4 2013 operating profit impacted by: Favorable Unfavorable Price Realization Shipment Volumes Production Costs Selling, Administrative and General Expenses 40

U.S. Economic Indicators 2014 Forecast GDP Growth (annual percentage rate)* +2.5% Housing Starts (thousands) 1,152 Non-Residential Spending Growth (annual percentage rate)* +2.6% Government Spending Growth (annual percentage rate)* -0.9% | 4th Quarter 2013 Earnings Conference Call 16 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – October 2013 * Change from prior year in real dollars Fiscal Year 2014 Forecast Net sales: Up ~ 10% Deere & Company Forecast as of 20 November 2013 41

| 4th Quarter 2013 Earnings Conference Call 17 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.03% 42

| 4th Quarter 2013 Earnings Conference Call 18 Worldwide Financial Services Fourth Quarter 2013 Net income attributable to Deere & Company $157 million in Q4 2013 vs. $122 million in Q4 2012 Fiscal Year 2014 Forecast Net income attributable to Deere & Company of ~ $600 million Deere & Company Forecast as of 20 November 2013 43

| 4th Quarter 2013 Earnings Conference Call 19 Consolidated Trade Receivables & Inventory (in millions of dollars) 2013* Actual 2013* Previous Forecast 2014** Forecast A&T $103 $225 $325 C&F $173 $175 $175 Total, as reported $276 $50 $150 Total, constant exchange $285 $200 $75 * Change at 31 October 2013 vs. 31 October 2012 ** Forecasted change at 31 October 2014 vs. 31 October 2013 Deere & Company Forecast as of 20 November 2013 (Previous Forecast as of 14 August 2013) A&T and Total impacted by $372 million of receivables and inventory for JD Landscapes that were reclassified to assets held for sale at 31 October 2013 44

| 4th Quarter 2013 Earnings Conference Call 20 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 20 November 2013 Fourth Quarter 2013 ~ 73% Fiscal Year 2013 ~ 73% Fiscal Year 2014 Forecast ~ 74% 45

| 4th Quarter 2013 Earnings Conference Call 21 Research & Development Expense Equipment Operations Fourth Quarter 2013 Up ~ 1% vs. Q4 2012 Fiscal Year 2013 Up ~ 3% vs. FY 2012 Previous forecast: Up ~ 3% vs. FY 2012 Fiscal Year 2014 Forecast Down ~ 3% vs. FY 2013 Deere & Company Forecast as of 20 November 2013 (Previous Forecast as of 14 August 2013) 46

| 4th Quarter 2013 Earnings Conference Call 22 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 20 November 2013 (Previous Forecast as of 14 August 2013) Fourth Quarter 2013 Down ~ 1% vs. Q4 2012 Fiscal Year 2013 Up ~ 5% vs. FY 2012 Previous forecast: Up ~ 7% vs. FY 2012 Fiscal Year 2014 Forecast Down ~ 4% vs. FY 2013 JD Landscapes: ~ (8) points 47

| 4th Quarter 2013 Earnings Conference Call 23 Pension and OPEB Expense Fourth Quarter 2013 Down ~ $5 million vs. Q4 2012 Fiscal Year 2013 Up ~ $65 million vs. FY 2012 Previous forecast: Up ~ $80 million vs. FY 2012 Fiscal Year 2014 Forecast Down ~ $150 million vs. FY 2013 Deere & Company Forecast as of 20 November 2013 (Previous Forecast as of 14 August 2013) 48

| 4th Quarter 2013 Earnings Conference Call 24 Income Taxes Equipment Operations Fourth Quarter 2013 Effective tax rate: ~ 35% Fiscal Year 2013 Effective tax rate: ~ 36% Previous forecast: 34-36% Fiscal Year 2014 Forecast Projected effective tax rate: 34-36% Deere & Company Forecast as of 20 November 2013 (Previous Forecast as of 14 August 2013) 49

| 4th Quarter 2013 Earnings Conference Call 25 Continued Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * Previous forecast ~ $3.8 billion Deere & Company Forecast as of 20 November 2013 (Previous Forecast as of 14 August 2013) $ Billions 50

Deere Use-of-Cash Priorities | 4th Quarter 2013 Earnings Conference Call 26 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 51

| 4th Quarter 2013 Earnings Conference Call 27 2014 Company Outlook Fiscal Year 2014 Forecast Net sales: Down ~ 3% vs. FY 2013 Price realization: ~ +2 points JD Landscapes: ~ (3) points Net income attributable to Deere & Company of ~ $3.3 billion First Quarter 2014 Forecast Net sales: Down ~ 2% vs. Q1 2013 Price realization: ~ +3 points Deere & Company Forecast as of 20 November 2013 52

| 4th Quarter 2013 Earnings Conference Call 28 Appendix 53

| 4th Quarter 2013 Earnings Conference Call 29 54

| 4th Quarter 2013 Earnings Conference Call 30 Sources and Uses of Cash Fiscal 2004–2013 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash ~58% of cash from operations returned to shareholders 55

| 4th Quarter 2013 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 – Q4 2013 31 Dividend raised 82% since launch of the revised John Deere Strategy in 2010** * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 56

| 4th Quarter 2013 Earnings Conference Call 32 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-2013: ~ $10.7 billion Amount remaining on May 2008 authorization of $5 billion: ~ $1.0 billion 31 October 2013 period ended shares: ~ 373.8 million 2013 average diluted shares: ~ 389.2 million Shares repurchased 2004-2013: ~ 178.9 million Average repurchase price 2004-2013: $59.86 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 2013 18.2 $1.5 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-2013 57

| 4th Quarter 2013 Earnings Conference Call 33 Other Information Equipment Operations Fiscal Year 2013 Capital Expenditures: ~ $1.2 billion Previous forecast: ~ $1.3 billion Depreciation and Amortization: ~ $733 million Previous forecast: ~ $765 million Pension/OPEB Contributions: ~ $340 million Previous forecast: ~ $315 million Previous Forecast as of 14 August 2013 58

| 4th Quarter 2013 Earnings Conference Call 34 Other Information Equipment Operations Fiscal Year 2014 Forecast Capital Expenditures: ~ $1.2 billion Depreciation and Amortization: ~ $800 million Pension/OPEB Contributions: ~ $115 million Deere & Company Forecast as of 20 November 2013 59

| 4th Quarter 2013 Earnings Conference Call 35 U.S. Farm Commodity Prices Deere & Company Forecast as of 20 November 2013 (Previous Forecast as of 14 August 2013) (dollars per bushel, except cotton, which is dollars per pound) 2012/13 Previous 2012/13 2013/14 Forecast Previous 2013/14 2014/15 Forecast Corn $6.89 $6.90 $4.40 $4.90 $4.50 Wheat $7.77 $7.77 $7.00 $6.80 $6.75 Soybeans $14.40 $14.35 $12.50 $11.25 $11.00 Cotton $.73 $.72 $.75 $.75 $.70 60

U.S. Farm Commodity Prices | 4th Quarter 2013 Earnings Conference Call 36 Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 20 November 2013 61

(Yield in bushels per acre, except cotton, which is pounds per acre) Acres Harvested (millions) Yield 2012/13 Estimate 2013/14 Projection 2012/13 Estimate 2013/14 Projection Corn 87.4 87.2 123.4 160.4 Wheat 49.0 45.2 46.3 47.2 Soybeans 76.2 75.7 39.8 43.0 Cotton 9.4 7.8 887.0 808.0 | 4th Quarter 2013 Earnings Conference Call 37 U.S. Acres Harvested and Crop Yields Deere & Company Forecast as of 20 November 2013 62

| 4th Quarter 2013 Earnings Conference Call 38 U.S. Farm Cash Receipts Deere & Company Forecast as of 20 November 2013 (Previous Forecast as of 14 August 2013) (in billions of dollars) 2012 2013 Forecast Previous 2013 2014 Forecast Previous 2014 Crops $223.5 $206.6 $206.8 $193.1 $198.3 Livestock $171.6 $173.8 $171.7 $173.5 $170.3 Government Payments $10.6 $11.4 $11.3 $11.1 $11.1 Total Cash Receipts $405.7 $391.8 $389.8 $377.7 $379.7 63

| 4th Quarter 2013 Earnings Conference Call 39 U.S. Net Farm Cash Income Deere & Company Forecast as of 20 November 2013 (Previous Forecast as of 14 August 2013) (in billions of dollars) 2012 2013 Forecast Previous 2013 2014 Forecast Total Cash Receipts $405.7 $391.8 $389.8 $377.7 Other Farm-Related Income $33.6 $36.4 $36.4 $27.0 Gross Cash Income $439.3 $428.2 $426.2 $404.7 Cash Expenses ($304.9) ($305.0) ($302.0) ($295.0) Net Cash Income $134.4 $123.2 $124.2 $109.7 64

| 4th Quarter 2013 Earnings Conference Call 40 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 2% in line with the industry Row-Crop Tractors 5% in line with the industry 4WD Tractors 18% more than the industry Combines 28% more than the industry October 2013 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 October – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2013 2012 Row-Crop Tractors 18% 19% Combines 4% 4% 65

| 4th Quarter 2013 Earnings Conference Call 41 October 2013 Retail Sales EU 28 Deere* Tractors a single digit Combines a single digit U.S. and Canada Deere* Selected Turf & Utility Equipment flat * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt flat Settlements a single digit 66

| 4th Quarter 2013 Earnings Conference Call 42 2010 2011 2012 2013 Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M FINAME-Eligible Finance Rates Brazil Source: ABIMAQ (Brazilian Association of Machinery and Equipment), November 2013 67

Deere’s first quarter 2014 conference call is scheduled for 9:00 a.m. central time on Wednesday, February 12, 2014 68